UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

April 28, 2016

Date of Report

(Date of earliest event reported)

WSFS Financial Corporation

(Exact name of registrant as specified in its charter)

Delaware	001-35638	22-2866913
(State or other jurisdiction of incorporation)	(SEC Commission File Number)	(IRS Employer Identification Number)

500 Delaware Avenue, Wilmington, Delaware		19801
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (302) 792-6000

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Item 5.07	Submission of Matters to a Vote of Security Holders

(a) The annual meeting of the stockholders of the company was held on April 28, 2016.

(b) At the meeting, the stockholders:

•	elected all four director nominees named in the 2016 Proxy Statement to the company’s Board of Directors for three-year terms expiring at the annual meeting of stockholders to be held in 2019; and

•	ratified the appointment of KPMG LLP as the company’s independent registered public accounting firm for the fiscal year ending December 31, 2016.

The following are the final voting results for each of the proposals voted on at the meeting.

Proposal Number 1: Election of Directors

	For	Withheld	Broker Non-vote
Eleuthère I. du Pont	22,955,630	117,742	2,629,294
Calvert A. Morgan, Jr.	22,075,838	997,534	2,629,294
Marvin. N. Schoenhals	15,856,374	7,216,998	2,629,294
David G. Turner	22,931,884	141,488	2,629,294

Proposal Number 2: Ratification of the Appointment of Independent Registered Public Accounting Firm (KPMG LLP)

For	Against	Abstain	Broker Non-vote
25,173,546	519,185	9,935	0

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, hereunto duly authorized.

WSFS FINANCIAL CORPORATION

Date: May 3, 2016	By:	/s/ Rodger Levenson
Rodger Levenson
Executive Vice President and Chief Financial Officer